UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 19, 2020, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”).

At the 2020 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.The election of 10 directors for terms of one year and until their successors are elected and qualified;

2.The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote); and

3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2021.

The following stockholder proposal was not approved:

4.Stockholder Proposal on Political Disclosures.

Proposal No. 1:     To elect 10 directors to hold office until the Annual Meeting of Stockholders in the year 2021 and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes

Leslie A. Brun	87,600,141	7,457,334	112,507	7,753,992
Pamela L. Carter	93,115,062	1,856,711	198,209	7,753,992
Richard J. Daly	92,723,788	2,298,068	148,126	7,753,992
Robert N. Duelks	89,896,460	5,151,866	121,656	7,753,992
Timothy C. Gokey	93,749,392	1,303,577	117,013	7,753,992
Brett A. Keller	94,243,291	721,346	205,345	7,753,992
Maura A. Markus	94,476,965	497,942	195,075	7,753,992
Thomas J. Perna	90,867,277	4,184,242	118,463	7,753,992
Alan J. Weber	91,307,383	3,745,774	116,825	7,753,992
Amit K. Zavery	94,399,639	569,415	200,928	7,753,992

Proposal No. 2: Advisory vote on the Company’s executive compensation (the Say on Pay Vote).

FOR	AGAINST	ABSTAIN	Broker Non-Votes

90,690,959	4,253,006	226,017	7,753,992

Proposal No. 3:     To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2021.

FOR	AGAINST	ABSTAIN

100,900,085	1,913,471	110,418

Proposal No. 4:    Stockholder Proposal on Political Disclosures.

FOR	AGAINST	ABSTAIN	Broker Non-Votes

12,119,386	82,107,663	942,933	7,753,992

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 19, 2020

                        BROADRIDGE FINANCIAL SOLUTIONS, INC.

                         By: /s/ Adam D. Amsterdam
                         Adam D. Amsterdam
                         Corporate Vice President
and General Counsel